UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 3, 2025

Upbound Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-38047 (Commission File Number)	45-0491516 (IRS Employer Identification No.)

5501 Headquarters Drive

Plano, Texas 75024

(Address of principal executive offices and zip code)

(972) 801-1100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	UPBD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2025, Upbound Group, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on three matters: (1) the election or re-election of the directors nominated by the Company’s board of directors, (2) the ratification of the Audit & Risk Committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, and (3) the advisory vote on the compensation of the named executive officers of the Company for the year ended December 31, 2024.

Proposal One: Having received more than a majority of votes cast at the meeting, each of the individuals named below was elected or re-elected as a director:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jeffrey Brown	46,639,794	669,969	63,887	5,029,686
Charu Jain	47,045,920	252,809	74,921	5,029,686
Fahmi Karam	47,236,986	84,755	51,909	5,029,686
Molly Langenstein	46,751,734	567,601	54,315	5,029,686
Harold Lewis	47,059,967	249,032	64,651	5,029,686
Glenn Marino	46,517,555	778,514	77,581	5,029,686
Carol McFate	46,674,262	637,300	62,088	5,029,686

Proposal Two: The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 was ratified with voting on the proposal as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,277,101	77,899	48,336	0

Proposal Three: The compensation of the named executive officers of the Company for the year ended December 31, 2024 was approved, on an advisory basis, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,396,548	866,171	110,931	5,029,686

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPBOUND GROUP, INC.

Date: June 3, 2025	By:	/s/ Bryan Pechersky
Bryan Pechersky
Executive Vice President, General Counsel and Corporate Secretary